Financial Risk Management	12 Months Ended
Dec. 31, 2023
Financial Risk Management
Financial Risk Management

Financial Risk Management

Financial risk factors

The Group’s activities expose it to market risk (including currency risk and interest rate risk), credit risk and liquidity risk.

The financial risk management of the Group is managed by the management of Cadeler and overseen by the Board of Directors and Audit Committee. The fair value of the Group’s financial assets and liabilities as of 31 December 2023 does not deviate materially to the carrying amounts as of 31 December 2023.

Quantitative and Qualitative Disclosures about Market Risk

Currency risk

The Group’s business is exposed to the Danish Kroner (“DKK”), Norwegian Kroner (“NOK”), British pound sterling (“GBP”) and United States Dollar (“USD”) as certain operating expenses are denominated in these currencies. The Company will look to use financial instruments to reduce currency risk when there is significant liability or income in a non-EUR or DKK denominated currency and there is a cost-effective solution.

The largest currency exposure of the Group is the future instalments for the new P, A and M class vessels in USD (USD 1.3 billion), more details can be found in Note 25 with regards of the current instruments used to mitigate this currency risk. Management and Board of Directors will evaluate the potential cost and benefits of currency exposure on an ongoing basis.

The Group holds cash balances in USD. If the USD:EUR exchange rate deteriorated by 10% the result before tax would have decreased by EUR 4.6 million (EUR 30 thousand in 2022; EUR 80 thousand in 2021) based on the USD cash holdings as at 31 December 2023.

The Group holds cash balances in GBP. If the GBP:EUR exchange rate deteriorated by 10% the result before tax would have decreased by EUR 1.4 million based on the GBP cash holdings as at 31 December 2023.

As the DKK is pegged to EUR, no material currency risk has been identified against the DKK even though the Cadeler Group has costs denominated in DKK. As of 31 December 2023, the Cadeler Group did not have any material NOK cash holdings.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Group’s current exposure to the risk of changes in market interest rates relates primarily to the Revolving Credit Facility (RCF) which was taken out on the 1 July 2022 and refinanced on the 7 December 2023, the New Debt facility, the P-Class facility, M-Class facility and Holdco facility. More details can be found in Note 25 with regards of the current instruments used to mitigate this risk.

The New Debt facility and Holdco facility are based on a EURIBOR interest rate plus a margin. The EURIBOR interest rate has a floor of 0bps and was 3.9% and 2.0% at the end of 2023 and 2022, respectively.

If the EURIBOR interest rate increased 100bps over the floor of 0bps, and the loans had been provided throughout the entire period of 2023, the cost would have increased by EUR 2.1 million (EUR 1.5 million in 2022; EUR 715 thousand in 2021). This variation could potentially qualify as capitalisable borrowing costs and minimise the impact on the result before tax. If the interest rate decreases the result before tax would not change due to capitalisation of borrowing costs.

Management and Board of Directors will evaluate the potential cost and benefits of fixed interested rate borrowings on an ongoing basis.

Credit risk

Risk management

Credit risk refers to the risk that counterparty will default on its contractual obligations resulting in financial loss to the Group. The Group adopts the following policy to mitigate credit risk.

For banks and financial institutions, the Group mitigates its credit risks by transacting only with counterparties who are rated “A” and above by independent rating agencies.

The Group adopts the policy of dealing only with customers of appropriate history and obtaining sufficient security where appropriate to mitigate credit risk. The Group adopts stringent procedures on extending credit terms to customers and on the monitoring of credit risk.

These credit terms are normally contractual and credit policies spell out clearly the guidelines on extending credit to customers, including monitoring the process and using related industry’s practices as reference. This includes assessment and valuation of customers’ credit reliability and periodic review of their financial status to determine the credit limits to be granted. Customers are also assessed based on their historical payment records. Where necessary, customers may also be requested to provide security or advance payment before services are rendered.

Related party credit risk is managed by the Executive Management of Cadeler and overseen by the Board of Directors.

The maximum exposure to credit risk is the carrying amount of trade receivables and other receivables, receivables from group entities and cash and bank balances presented on the balance sheet.

Impairment of financial assets

The Group assesses on a forward-looking basis the expected credit losses (“ECLs”) associated with its financial assets which are trade and other receivables, cash and bank balances and contract assets. Financial assets are written-off when there is no reasonable expectation of recovery, such as a non-related debtor failing to engage in a repayment plan with the Group.

Where receivables have been written-off, the Group continues to engage in enforcement activity to attempt to recover the receivables due. Where recoveries are made, these are recognised in profit or loss.

The Group has applied the simplified credit loss approach by using the provision matrix to measure the lifetime expected credit losses for trade receivables from customers. To measure the expected credit losses, the Group grouped receivables based on shared credit characteristics and days past due.

Trade receivables from external customers that are neither past due nor impaired are with creditworthy companies. Based on the provision matrix, the trade receivables from external customers are subject to immaterial credit loss. Refer to Note 14 for analysis of expected credit loss on trade receivables and contract assets.

For cash and bank balances and other receivables that are measured at amortised cost, the Group has considered these financial assets as low credit risk. Cash and bank balances are mainly deposits with banks who have high credit-ratings as determined by international credit-rating agencies. As at 31 December 2023, cash and bank balances and other receivables are subject to immaterial credit loss. There is no credit loss allowance for other financial asset at amortised cost as at 31 December 2023, 2022 and 2021.

Liquidity risk

The Group manages liquidity risk by maintaining sufficient cash and available funding through committed credit facilities to enable it to meet its operational requirements and instalments for the newbuilds vessels signed. Please refer to Note 26 – Financial Liabilities: Interest-bearing Loans and Borrowing for a detailed disclosure of the current facilities of the Group.

The following maturity table shows the contract obligation for the construction of the newbuilds vessels:

	Less than	Between	Between
Millions	1 year	1 and 2 years	2 and 5 years	Total
2023
Obligation in USD	328	833	180	1,341
Obligation in USD (in EUR)	296	752	163	1,211

Obligation in EUR	69	99	6	174
Total obligations (in EUR)	365	851	169	1,385
2022
Obligation in USD	—	197	619	816
Obligation in USD (in EUR)	—	187	588	775

Obligation in EUR	13	69	105	187
Total obligations (in EUR)	13	256	693	962

	Less than	Between	Between
EUR’000	1 year	1 and 2 years	2 and 5 years	Total
2023
Trade and other payables	32,636	—	—	32,636
Payables to Related parties	162	—	—	162
Lease liabilities	601	392	—	993
Debt to credit institutions	799	—	204,773	205,572
Derivatives	4,004	5,683	12,274	21,961
	38,202	6,075	217,047	261,324
2022
Trade and other payables	8,822	—	—	8,822
Payables to Related parties	89	—	—	89
Lease liabilities	279	—	—	279
Debt to credit institutions	772	—	114,230	115,002
Derivatives	—	1,821	287	2,108
	9,962	1,821	114,517	126,300
2021
Trade and other payables	9,703	—	—	9,703
Payables to Related parties	63	—	—	63
Lease liabilities	298	209	—	507
Debt to credit institutions	28,599	14,476	30,000	73,075
	38,663	14,685	30,000	83,348

The table above analyses the maturity profile of the financial liabilities of the Company based on contractual undiscounted cash flows excluding newbuild payments.

EUR’000	2023	2022	2021
Lease liabilities at 1 January (current and non-current lease)	279	507	792
Acquisition of subsidiaries	1,299	—	—
Exchange differences	(16)	—	—
Cash paid for lease obligations	(569)	(228)	(285)
Lease liabilities at 31 December (current and non-current lease)	993	279	507
Current	392	—	209
Non-current	601	279	298

Change in the debts to credit institutions during the year

EUR’000	2023	2022	2021
Debt to credit institutions at 1 January	(115,002)	(73,075)	(73,500)
Overdraft facility drawn	—	(16,067)	(8,998)
Loans repayment	115,000	65,000	10,000
Overdraft repayment	—	25,065	—
New loan	(211,934)	(115,000)	—
New loan interests	8,262	1,541	—
Write off of loan fees	(1,898)	(923)	—
Others	—	(1,543)	(577)
Debt to credit institutions at 31 December	(205,572)	(115,002)	(73,075)

	Less than	Between	After		Carrying
EUR’000	1 year	1 and 2 years	2 years	Total	amount
2023
Derivative financial instruments
Interest rate swaps with a positive fair value	—	—	—	—	—
Interest rate swaps with a negative fair value	798	(3,166)	(11,862)	(14,229)	(11,855)
Gross settled foreign currency contracts, pay leg (EUR)	—	(183,741)	—	(183,741)	—
Gross settled foreign currency contracts, receive leg (USD)	—	178,403	—	178,403	(5,338)
	798	(8,504)	(11,862)	(19,567)	(17,193)
2022
Derivative financial instruments
Interest rate swaps with a positive fair value	(305)	1,158	4,231	5,084	3,376
Interest rate swaps with a negative fair value	—	—	(370)	(370)	(287)
Gross settled foreign currency contracts, pay leg (EUR)	—	(183,741)	—	(183,741)	—
Gross settled foreign currency contracts, receive leg (USD)	—	181,921	—	181,921	(1,821)
	(305)	(662)	3,861	2,894	1,268

Capital management

The Company’s objectives when managing capital are to ensure the Company’s ability to continue as a going concern and to maintain an optimal capital structure.

In order to achieve this overall objective, the Company’s capital management, among other things, aims to ensure that it meets financial covenants attached to the interest-bearing loans and borrowings that define capital structure requirements. Breaches in meeting the financial covenants would permit the bank to immediately call loans and borrowings. There have been no breaches of the financial covenants of any interest-bearing loans and borrowing in the current period.

In order to maintain or adjust the capital structure in the future, the Group may adjust the amount of dividends paid to shareholders, issue new shares and/or sell assets to reduce debt. Pursuant to the RCF, the Company is not permitted to pay any dividends or other distributions without DNB Bank ASA’s written consent.

Fair value measurement

The Group measures financial instruments such as derivatives at fair value at each balance sheet date. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the balance sheet date.

The principal or the most advantageous market must be accessible by the Group. The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.

In measuring the fair value of unlisted derivative financial instruments and other financial instruments for which there is no active market, fair value is determined using generally accepted valuation techniques. Market-based parameters such as market-based yield curves and forward exchange prices are used for the valuation.

The Group uses valuation techniques that are appropriate in the circumstances and for which sufficient data is available to measure fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.

Financial instruments for which fair value is measured or disclosed in the financial statements are categorised within the fair value hierarchy, described as following accounting hierarchy:

Level 1: The fair value of financial instruments traded in active markets (such as publicly traded derivatives, and equity securities) is based on quoted market prices at the end of the reporting period. The quoted market price used for financial assets held by the Group is the current bid price. These instruments are included in level 1.

Level 2: The fair value of financial instruments that are not traded in an active market (e.g. over-the counter derivatives) is determined using valuation techniques that maximise the use of observable market data and rely as little as possible on entity-specific estimates. Valuation techniques applied are primarily based on marked-based inputs of the instruments. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2.

Level 3: If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3.

The table below shows the fair value measurement hierarchy of the Group’s assets and liabilities:

EUR’000	Level 1	Level 2	Level 3	Total
2023
Through the consolidated statement of profit and loss
Derivative assets	—	—	—	—
Total financial assets at fair value through the consolidated statement of profit and loss	—	—	—	—
Derivative liabilities	—	(403)	—	(403)
Total financial liabilities at fair value through the consolidated statement of profit and loss	—	(403)	—	(403)
Cash flow hedges:
Derivative assets	—	338	—	338
Derivative liabilities	—	(17,937)	—	(17,937)
2022
Through the consolidated statement of profit and loss
Derivative assets	—	363	—	363
Total financial assets at fair value through the consolidated statement of profit and loss	—	363	—	363
Derivative liabilities	—	—	—	—
Total financial liabilities at fair value through the consolidated statement of profit and loss	—	—	—	—
Cash flow hedges:
Derivative assets	—	3,013	—	3,013
Derivative liabilities	—	(2,108)	—	(2,108)